PDSS-P1 05/25

SUPPLEMENT DATED MAY 8, 2025

TO THE STATUTORY PROSPECTUS DATED JANUARY 31, 2025

OF PUTNAM DYNAMIC ASSET ALLOCATION CONSERVATIVE FUND (the “Fund”)

Effective immediately, the Fund will no longer distribute net investment income on a monthly basis. The Fund will begin distributing net investment income on a quarterly basis, with the first distribution anticipated on or about July 21, 2025.

Accordingly, the following language replaces the first sentence of the section of the Fund’s Prospectus titled “Fund distributions and taxes” as it pertains to the Fund:

The fund normally distributes any net investment income quarterly and any net realized capital gains annually.

Shareholders should retain this Supplement for future reference.